Stockholder's Equity	12 Months Ended
Dec. 31, 2014
Stockholder's Equity
Stockholder's Equity

7.Stockholder’s Equity

The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All the shares are issued and outstanding as of December 31, 2014 and 2013 and are owned by the Parent (see Note 1). The Company paid dividends of $3,890, $10,033, and $609 during the year ended December 31, 2014, 2013 and 2012, respectively. The Company returned capital of $959 during the year ended December 31, 2013. There was no return of capital in 2014 or 2012.

The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see Note 8).